SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Amendment #2 to
                                    FORM 8-K
                                 filed 7/21/2000

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2000
                                                           ------------

                    MULTINET INTERNATIONAL CORPORATION, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Nevada                 000-29107                  88-0441388
------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number) (I.R.S. Employer I.D. Number)


8100 West Sahara Ave., Suite 200, Las Vegas, Nevada        89117
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)

Registrants Telephone Number, including area code:     (702) 966-0600
                                                        -------------

                                       AND


                              NIKKY D. CORPORATION


        Arizona                  N/A                       86-0772226
-------------------------------------------------------------------------------
(State of Incorporation)(Commission File Number)  (I.R.S. Employer I.D. Number)

8100 West Sahara Ave, Suite 200, Las Vegas, NV              89117
-------------------------------------------------------------------------------
    (Address of Current Principal Offices)                (Zip Code)

Registrant's Telephone Number, Including Area Code:    (702) 966-0600
                                                       --------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.  PROPOSED ACQUISITION WITH NIKKY
D. CORPORATION.

On July 1, 2000, MUTINET INTERNATIONAL CORPORATION, INC. ("the Company") entered into an Acquisition Agreement with NIKKY D. CORPORATION. Pursuant to the Agreement, upon consummation of the acquisition, NIKKY D. CORPORATION will become a Wholly-Owned Subsidiary of MULTINET INTERNATIONAL CORPORATION, INC. (See attached Acquisition Agreement.)

Pursuant to the Acquisition Agreement, at the effective time of the Merger ("July 1st 2000"), each share of NIKKY D. CORPORATION Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive, and will be exchangeable for one (1) share of the Company's Common Stock. Based on 2,000,000 of NIKKY D. CORPORATION common stock outstanding at June 30, 2000, MULTINET INTERNATIONAL CORPORATION, INC.will issue 2,000,000 shares of its authorized but unissued stock in the Acquisition Merger which will represent 45.14 % of the total shares of Common Stock to be outstanding immediately following the acquisition.

Consummation of the Acquisition Merger is subject to the satisfaction of a number of conditions, including the approval of the Acquisition Merger by the shareholders of NIKKY D. CORPORATION and the Company. In connection with the execution of the Acquisition Agreement, holders of NIKKY D. CORPORATION common stock owning in excess of 51% of NIKKY D. CORPORATION's outstanding common stock entered into an agreement to vote their shares in favor of the acquisition. On the same date, shareholders of MULTINET INTERNATIONAL CORPORATION, INC. holding in excess of 51% of the Company's common stock entered into a voting agreement to vote their shares in favor of the acquisition.

The Company believes that the acquisition will create a combined entity that should help the Company's achieve the strategic goals which it has established.

ITEM 2.    ACQUISITION OF ASSETS

MULTINET INTERNATIONAL CORPORATION, INC., in acquiring NIKKY D CORPORATION, will be acquiring a company that provides management services to an Auto Service Station. (See attached contract.)

MULTINET'S  objective  is to  become a  leading  provider  of Auto  Station
Management to Auto Service Stations, Auto Dealerships and any other online management that will assist in the economic operation of these special services and marketing companies, establishing a niche of providing high quality management. The Company intends to create high standards of service to the public and customers in daily services and at the same time developing loyalty in the company services and marketing areas. The Company's strategy is to acquire enough management contacts so that it will be economical to control all inventories and sales through a central internet accounting system, providing Auto Service and Auto Dealership operations with an instant read-out of daily operations.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 6, 2000, Kurt Saliger, C.P.A. (the "former accountant") who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned as principal accountant for Multinet International Corporation, Inc. (the "Registrant"). The decision to change accountants was approved by the Registrant's board of directors on July 6, 2000.

The former accountant's report on the financial statements for the past two years and any interim period (including any time period before his resignation), did not contain any adverse opinions or disclaimers of opinion, nor were they modified regarding audit scope or accounting principles. Neither was there any disagreements, resolved or unresolved, or reportable events with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

On July 6, 2000, Kyle L. Tingle, C.P.A., located in Henderson, Nevada, was engaged as the principal accountant to audit the Registrant's financial statements.

The Registrant has provided the former accountant with a copy of the disclosures regarding this change in accountants filed with the Commission. The Registrant has requested the former accountant to furnish a letter addressed to the Commission stating whether he agrees with the statements made by the Registrant and, if not, stating the respects in which he does not agree. This letter by the former accountant has been attached as an exhibit to this Form 8K/A filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements filed as part of this report.

Description                                                   Page
-----------                                                   ----

Multinet International Corporation, Inc.                       E-1

Nikky D. Corporation                                           E-2



Listed below are the exhibits filed as part of this report.

Description                         Exhibit No.*              Page
-----------                         -----------               ----

Plan of Acquisition                     2.1                   E-3

Letter regarding change
  in certifying accountant             16.1                   E-12

Nikky D. Corporation
  Management Agreement                 99.1                   E-13



* Exhibit numbers correspond to the exhibits required by Item 601 of Regulation S-K for a Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                    ----------------------------------------
                              (Name of Registrant)

                                    /s/ SHERRI KRESSER
                                        -------------
                                        SHERRI KRESSER
                                        SECRETARY
                                        MULTINET INTERNATIONAL CORPORATION, INC.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                FINANCIAL REPORTS

                                  JUNE 30, 2000
                                DECEMBER 31, 1999
                                DECEMBER 31, 1998

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS


INDEPENDENT AUDITOR'S REPORT ON THE
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . .   1

FINANCIAL STATEMENTS
Balance Sheets . . . . . . . . . . . . . . . . . . . . . . ..  2

Statements of Income. . . . . . . . . . . . . . . . . . . . .  3-4

Statements of Stockholders' Equity . . . . . . . . . . . . .   5

Statements of Cash Flows . . . . . . . . . . . . . . . . . .   6-9

Notes to Financial Statements . . . . . . . . . . . . . . . . 10-12

                          Independent Auditor's Report
                          ----------------------------

To the Board of Directors
Multinet International Corporation, Inc.
Las Vegas, Nevada

I have audited the accompanying balance sheet of Multinet International Corporation, Inc. (a Development Stage Company ) as of June 30, 2000 and the related statements of income, stockholders' equity, and cash flows for the six months then ended. I have also audited the accompanying balance sheets as of December 31, 1999 and 1998 and the related statements of income, stockholders' equity, and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Multinet International Corporation, Inc. ( A Development Stage Company ) as of June 30, 2000 and the results of its operations and cash flows for the six months then ended, in conformity with generally accepted accounting principles. The financial statements referred to above present fairly, in all material respects, the financial position of Multinet International Corporation, Inc. ( A Development Stage Company ) as of December 31, 1999 and 1998 and the results of its operations and cash flows for each of the years then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has not been generating revenue and has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Managements' plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  KYLE L. TINGLE
     --------------
     KYLE L. TINGLE
     CERTIFIED PUBLIC ACCOUNTANT

     July 6, 2000
     Henderson, Nevada

                    MULTINET INTERNATIONAL CORPORATION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                   June 30,      December 31,    December 31,
                                   2000          1999            1998
                                   --------      ------------    ------------

        ASSETS

CURRENT ASSETS

Cash                               $3,681        $167            $1,650

Accounts receivable                     0           0                 0
                                   ------        -----           -------
Total current assets               $3,681        $167            $1,650
                                   ======        =====           =======
Total assets                       $3,681        $167            $1,650
                                   ======        =====           =======

        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable and
accrued expenses (Note 3)          $  650        $ 220           $ 220
                                   ------        -----           -----
Total current liabilities          $  650        $ 220           $ 220
                                   ======        =====           =====

STOCKHOLDERS' EQUITY

Common stock: $.001 par value;
authorized 25,000,000 shares;
issued and outstanding

2,425,000 shares                   $             $                $2,425
at December 31, 1998

2,425,500 shares
at December 31, 1999;                            2,426

2,431,000 shares at June 30, 2000   2,431

Additional Paid In Capital          5,994          499                0

Accumulated deficit during
development stage                  (5,394)      (2,978)            (995)
                                   -------      -------           ------
Total Stockholders' Equity         $3,031       $  (53)           $1,430
                                   =======      =======           ======
Total Liabilities and
Stockholders' Equity               $3,681       $  167            $1,650
                                   =======      =======           ======


See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                              STATEMENTS OF INCOME

                                                                                                                       May 17, 1996
                                                     For the six months ended          For the year ended               (inception)
                                                              June 30,                    December 31,                   to June 30,
                                                          2000              1999             1999            1998               2000
                                                                     (unaudited)
                                                 -------------     -------------   --------------    ------------      -------------
Revenues (Note 4)                                $           0                 0   $            0    $          0      $          0

Cost of revenue                                              0                 0                0               0                 0
                                                 -------------     -------------   --------------    ------------      -------------

         Gross profit                            $           0     $           0   $            0    $          0      $          0

Operating, general and
  administrative expenses                                2,416               283            1,983             630             5,394
                                                 -------------     -------------   --------------    ------------      -------------
         Operating (loss)                        $      (2,416)    $        (283)  $       (1,983)   $       (630)     $     (5,394)

Nonoperating income (expense)                                0                 0                0               0                 0
                                                 -------------     -------------   --------------    ------------      -------------

         Net (loss)                              $      (2,416)    $        (283)  $       (1,983)   $       (630)     $     (5,394)
                                                 ==============    ==============  ==============    ============     ==============


         Net (loss) per share (Note 2)           $       (0.00)    $       (0.00)  $        (0.00)   $      (0.28)     $      (0.01)
                                                 ==============    ==============  ==============    ============     ==============

         Average number of shares
         of common stock outstanding                 2,429,104         2,425,000        2,425,038       2,267,808          2,219,823
                                                 =============     =============    =============     ===========      =============


See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                              STATEMENTS OF INCOME

                                                                                                  For the three months ended
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                           (unaudited)

       Revenues (Notes 1 and 3)                                                                  $           0     $          0

       Cost of revenue                                                                                       0                0
                                                                                                 -------------     ------------

                  Gross profit                                                                   $           0     $          0

       Operating, general and
          administrative expenses                                                                $       1,695     $        283
                                                                                                 -------------     ------------

                  Operating (loss)                                                               $      (1,695)    $       (283)

       Nonoperating income (expense)                                                                         0                0
                                                                                                 -------------     ------------

                  Net (loss) before income taxes                                                 $      (1,695)    $       (283)
                                                                                                 --------------    -------------

       Federal and state income taxes                                                                        0                0
                                                                                                 -------------     ------------

                  Net (loss)                                                                     $      (1,695)    $       (283)
                                                                                                 ==============    =============


                  Net (loss) per share (Note 2)                                                  $       (0.00)    $    (0.0012)
                                                                                                 ==============    =============

                  Average number of shares
                  of common stock outstanding                                                         2,429,104        2,425,000
                                                                                                 ==============    =============






         See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                       STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                                                   Retained
                                                                                                   Earnings
                                                                                                 (Accumulated
                                                                  Common Stock and Capital        Deficit)
                                                                   In Excess of Par Value         during
                                                                                                  Development
                                                              -------------------------------     Stage
                                                                    Shares          Amount                             Total
                                                              -------------     -------------    -------------     -------------
          Sale of 2,000,000 shares, May 17, 1996                  2,000,000     $       2,000    $           0     $      2,000

          Net (Loss), December 31, 1996                                                                   (280)            (280)
                                                              -------------     -------------    --------------    -------------

          Balance at December 31, 1996                            2,000,000     $       2,000    $        (280)    $      1,720

          Net (Loss), December 31, 1997                                                                    (85)             (85)
                                                              -------------     -------------    --------------    -------------

          Balance at December 31, 1997                            2,000,000     $       2,000    $        (365)    $      1,635

          Director Compensation                                     425,000               425                               425

          Net (Loss), December 31, 1998                                                                   (630)            (630)
                                                              -------------     -------------    --------------    -------------

          Balance at December 31, 1998                            2,425,000     $       2,425    $        (995)           1,430

          Sale of stock, December 16, 1999                              500               500                               500

          Net (Loss), December 31, 1999                                                                 (1,983)          (1,983)
                                                              -------------     -------------    --------------    -------------

          Balance at December 31, 1999                            2,425,500     $       2,925    $      (2,978)             (53)

          Sale of stock, March 9, 2000                                  500               500                               500

          Sale of stock, March 31, 2000                               5,000             5,000                             5,000

          Net (Loss), June 30, 2000                                                                     (2,416)          (2,416)
                                                              -------------     -------------    --------------    -------------

          Balance at June 30, 2000                                2,431,000     $       8,425    $      (5,394)    $      3,031
                                                              =============     =============    ==============    ============




         See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                                  May 17, 1996
                                                 For the six months ended           For the year ended           (inception) to
                                                          June 30,                         December 31,                 June 30,
                                                    2000              1999             1999              1998             2000
                                                        (unaudited)
                                           -------------     -------------    -------------     -------------    -------------
Cash Flows From Operating Activities
    Cash received from customers           $           0     $           0    $           0     $           0    $           0
    Cash paid to suppliers and vendors            (1,986)             (283)          (1,983)             (350)          (4,319)
                                           --------------    --------------   --------------    --------------   --------------

         Net cash (used in) operating
                     activities            $      (1,986)    $        (283)   $      (1,983)    $        (350)   $      (4,319)
                                           --------------    --------------   --------------    --------------   --------------

Cash Flows From Investing Activities
    Capital expenditures                   $           0     $           0    $           0     $           0    $           0
    Issuance of common stock                       5,500                 0              500                 0            8,000
                                           -------------     -------------    -------------     -------------    -------------

Net Cash provided by investing
   activities                              $       5,000     $           0    $         500     $           0    $       8,000
                                           -------------     -------------    -------------     -------------    -------------

Cash Flows From Financing Activities
    Proceeds from notes payable            $          0      $          0     $          0      $          0     $           0
    Principal payments on notes payable               0                 0                0                 0                 0
                                           -------------     -------------    -------------     -------------    -------------

         Net Cash (used in) financing
            activities                     $          0      $          0     $          0      $          0     $           0
                                           -------------     -------------    -------------     -------------    -------------

         Net increase (decrease) in cash
            and cash equivalents           $      3,514      $       (283)    $      (1,483)    $       (350)    $       3,681

Cash and cash equivalents at
    beginning of year                               167             1,650             1,650            2,000                 0
                                           -------------     -------------    -------------     -------------    -------------
Cash and cash equivalents at end of year   $       3,681     $      1,367     $         167     $      1,650     $       3,681
                                           =============     =============    =============     =============    =============



         See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                                       May 17, 1996
                                                    For the six months ended               For the year ended         (inception) to
                                                            June 30,                              December 31,              June 30,
                                                          2000              1999             1999              1998             2000
                                                             (unaudited)
                                                 -------------     -------------    -------------     -------------    -------------
Reconciliation of Net Loss to Net Cash
(Used In) Operating Activities

Net (Loss)                                       $      (2,416)    $        (283)   $      (1,983)    $        (630)   $     (5,394)
Adjustments to reconcile net (loss) to cash
    (used in) operating activities:
    Director stock compensation                              0                 0                0               425             425
    Change in assets and liabilities
    (Increase) decrease in accounts receivable               0                 0                0                 0               0
    Increase (decrease) in accounts payable                430                 0                0              (145)            650
                                                 --------------     ------------     -------------    --------------   -------------

         Net cash (used in)
          operating activities                   $      (1,986)    $        (283)   $      (1,983)    $        (350)   $     (4,319)
                                                 ==============    ==============   ==============    ==============   =============


Supplemental schedule of non-cash
    investing and financing activities
Issue common stock to directors                  $           0     $           0    $           0     $         425    $         425
                                                 =============     =============    =============     =============    =============



         See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                 For the three months ended
                                                                                                      June 30,         June 30,
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                           (unaudited)
         Cash Flows From Operating Activities
             Cash received from customers                                                        $           0     $          0
             Cash paid to suppliers and vendors                                                         (1,350)            (283)
                                                                                                 --------------    -------------

                  Net cash (used in) operating
                     activities                                                                  $      (1,350)    $       (283)
                                                                                                 --------------    -------------

         Cash Flows From Investing Activities
             Net borrowings (payments to)
                  related parties                                                                $           0     $          0
             Capital expenditures                                                                $           0     $          0
             Issuance of common stock                                                                        0                0
                                                                                                 -------------     ------------

                  Net Cash provided by investing
                     activities                                                                  $           0     $          0
                                                                                                 -------------     ------------

         Cash Flows From Financing Activities
             Proceeds from notes payable                                                         $           0     $          0
             Principal payments on notes payable                                                             0                0
                                                                                                 -------------     ------------

                  Net Cash (used in) financing
                     activities                                                                  $           0     $          0
                                                                                                 -------------     ------------

                  Net increase (decrease) in cash
                     and cash equivalents                                                        $      (1,350)    $       (283)

         Cash and cash equivalents at
             beginning of period                                                                         5,031            1,650
                                                                                                 -------------     ------------

         Cash and cash equivalents at end of period                                              $       3,681     $      1,367
                                                                                                 =============     ============



         See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                 For the three months ended
                                                                                                      June 30,         June 30,
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                           (unaudited)
         Reconciliation of Net Loss to Net Cash (Used
             In) Operating Activities

         Net (Loss)                                                                              $      (1,695)    $       (283)
         Adjustments to reconcile net (loss) to cash
             (used in) operating activities:
             Director stock compensation                                                                     0                0
             Change in assets and liabilities
               (Increase) decrease in accounts receivable                                                    0                0
               Increase (decrease) in accounts payable                                                     345                0
                                                                                                 -------------     ------------
                  Net cash (used in)
                    operating activities                                                         $      (1,350)    $       (283)
                                                                                                 ==============    =============
          Supplemental schedule of non-cash
             investing and financing activities
          Issue common stock to directors                                                        $           0     $          0
                                                                                                 =============     ============




See Accompanying Notes to Financial Statements.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

Note 1. Nature of Business and Significant Accounting Policies

Nature of Business:

Multinet International Corporation, Inc. ("the Company") was organized May 17, 1996 under the laws of the State of Nevada. The Company was formed to provide experienced management to companies through management contracts or through merger or acquisition. The Company currently has no operations and, in accordance with Statement of Financial Accounting Standard (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises," is considered a development stage company.

A summary of the Company's significant accounting policies is as follows:
----------------------------------------------------------------------------

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Interim Financial Statements
----------------------------
The financial statements for the three months and six months ended June 30, 1999 and the three months ended June 30, 2000 are unaudited and should be read in conjunction with the Company's annual financial statements for the years ended December 31, 1999 and 1998 and the six months ended June 30, 2000. Such interim statements have been prepared in conformity with the rules and regulations of the Securities and Exchange Commission. Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations pertaining to interim financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation have been included. The results of operations of any interim period are not necessarily indicative of the results of operations for the full year.

Cash
----
For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of June 30, 2000, December 31, 1999, and December 31, 1998.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

Note 1. Nature of Business and Significant Accounting Policies (continued)

Income Taxes
------------
Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment.

Due to the inherent uncertainty in forecasts of future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets at June 30, 2000, December 31, 1999 and 1998.

Note 2.  Stockholders' Equity

Common Stock
------------
The authorized common stock of the Company consists of 25,000,000 shares with par value of $0.001. On May 17, 1996, the Company authorized and issued 2,000 shares for $2,000. On May 15, 1998 the Company issued 425 shares, valued at $1.00 per share to directors for services rendered. On August 15, 1999, the Company's shareholders approved a thousand for one stock split of the existing shares. Prior year information has been restated to reflect the stock split. In December 1999, the Company issued 500 shares at $1.00 per share. In March 2000, the Company issued 5,500 shares at $ 1.00 per share.

The Company has not authorized any preferred stock.

Net loss per common share
-------------------------
Net loss per share is calculated in accordance with SFAS No. 128, "Earnings Per Share." The weighted - average number of common shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 2,429,104 during 2000, 2,425,038 during 1999, 2,267,808 during 1998, and 2,219,823 since inception. As of June 30,
2000 and December 31, 1999, and 1998, the Company had no dilutive potential common shares.

                    MULTINET INTERNATIONAL CORPORATION, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

Note 3.  Related Party Transactions

During the formation and development of the Company, Shogun ("Shogun") Investment Group, Ltd., a related party through common ownership and management, paid for certain filings and expenses. Included in accounts payable and accrued liabilities as of the end of June 30, 2000, December 31, 1999, and 1998, the Company owed Shogun $305, $220, and $220, respectively, related to these advances.

On June 15, 2000, the Company signed a definitive agreement to acquire Nikky D. Corporation, a company related through common ownership. At the acquisition date, the common stockholder owned 3.5% of the Company and 15% of Nikky D. Corporation. After the acquisition, the stockholder will own 8.7% of the Company.

Note 4.  Going Concern

The Company's financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company has no operations or source of revenue. On June 15, 2000, the Company signed a definitive agreement to acquire Nikky D. Corporation, effective July 1, 2000. Nikky D. Corporation, through a management contract with a company affiliated through common ownership and management, manages a convenience store in the Phoenix, Arizona area. Revenues are provided for by a management agreement with the convenience store. The business plan contemplates a private placement or merger with a larger operating enterprise to increase its revenue base. Without the realization of additional capital through a merger or sale of securities, it would be unlikely for the Company to continue as a going concern.

                              NIKKY D. CORPORATION

                                FINANCIAL REPORTS

                                  JUNE 30, 2000
                                DECEMBER 31, 1999
                                DECEMBER 31, 1998

                              NIKKY D. CORPORATION

                                    CONTENTS


INDEPENDENT AUDITOR'S REPORT ON THE
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . 1

FINANCIAL STATEMENTS
Balance Sheets . . . . . . . . . . . . . . . . . . . . . . ..2

Statements of Income. . . . . . . . . . . . . . . . . . . . .3-4

Statements of Retained Earnings (Deficit). . . . . . . . . . 3

Statements of Cash Flows . . . . . . . . . . . . . . . . . . 5-8

Notes to Financial Statements . . . . . . . . . . . . . . . .9-11

                          Independent Auditor's Report
                          ----------------------------


         To the Board of Directors
         Nikky D. Corporation
         Las Vegas, Nevada


         I have audited the accompanying balance sheet of Nikky D. Corporation as of June 30, 2000 and the related statements of income, retained earnings (deficit), and cash flows for the six months then ended. I have also audited the accompanying balance sheets as of December 31, 1999 and 1998 and the related statements of income, retained earnings (deficit), and cash flows for each of the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

         I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

         In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nikky D. Corporation as of June 30, 2000 and the results of its operations and cash flows for the six months then ended, in conformity with generally accepted accounting principles. The financial statements referred to above present fairly, in all material respects, the financial position of Nikky D. Corporation as of December 31, 1999 and 1998 and the results of its operations and cash flows for each of the years then ended, in conformity with generally accepted accounting principles.




         /s/ KYLE L. TINGLE
             --------------
             KYLE L. TINGLE
             CERTIFIED PUBLIC ACCOUNTANT

             July 10, 2000
             Henderson, Nevada

                              NIKKY D. CORPORATION
                                 BALANCE SHEETS

                                                                                   June 30,     December 31,      December 31,
                                                                                       2000             1999              1998
                                                                              -------------    -------------     -------------

                                                            ASSETS
          CURRENT ASSETS
               Cash                                                           $         996    $       2,117     $       3,856
               Prepaid expenses                                                       1,159              159                 0
                                                                              -------------    -------------     -------------

                      Total current assets                                    $       2,155    $       2,276     $       3,856
                                                                              =============    =============     =============

                                     Total assets                             $       2,155    $       2,276     $       3,856
                                                                              =============    =============     =============


                                                      LIABILITIES AND STOCKHOLDERS' EQUITY
          CURRENT LIABILITIES
               Accounts payable and accrued expenses                          $         730    $         480     $           0
               Federal and state income tax payable                                       0                0               676
                                                                              -------------    -------------     -------------

                      Total current liabilities                               $         730    $         480     $         676

               Long-term debt                                                             0                0                 0
                                                                              -------------    -------------     -------------

                                     Total liabilities                        $         730    $         480     $         676
                                                                              =============    =============     =============


          STOCKHOLDERS' EQUITY
               Common stock: $.001 par value;
                  authorized 50,000,000 shares;
                  issued and outstanding 2,000,000                            $       2,000    $       2,000     $       2,000
               Retained earnings (deficit)                                             (575)            (204)            1,180
                                                                              --------------   --------------    -------------

                      Total stockholders' equity                              $       1,425    $       1,796     $       3,180
                                                                              =============    =============     =============

                                     Total liabilities and
                                     stockholders' equity                     $       2,155    $       2,276     $       3,856
                                                                              =============    =============     =============


         See Accompanying Notes to Financial Statements.

                              NIKKY D. CORPORATION
                              STATEMENTS OF INCOME

                                                                  For the six months ended               For the year ended
                                                                   June 30,         June 30,      December 31,     December 31,
                                                                       2000             1999              1999             1998
                                                              -------------     ------------     -------------     ------------
                                                                                 (unaudited)
       Revenues (note 3)                                      $      75,762     $      57,974    $     133,394     $      78,000

       Operating, general and administrative expenses
          Salaries and payroll taxes (note 3)                 $      59,027     $      27,936    $      88,083     $           0
          Management fees (note 3)                                   10,650            16,692           25,692            51,179
          Other operating expenses                                    6,456            12,973           21,003            29,093
                                                              -------------     -------------    -------------     -------------

                  Operating, general and
                  administrative expenses                     $      76,133     $      57,601    $     134,778     $      80,272
                                                              -------------     -------------    -------------     -------------

                  Operating income (loss)                     $        (371)    $         373    $      (1,384)    $      (2,272)

       Nonoperating income (expense)
          Interest expense                                                0                 0                0                 0
                                                              -------------     -------------    -------------     -------------

                  Net income (loss) before income taxes       $        (371)              373    $      (1,384)    $      (2,272)

          Federal and state income taxes                                  0                 0                0               676
                                                              -------------     -------------    -------------     -------------

                  Net income (loss)                           $        (371)    $         373    $      (1,384)    $      (2,948)
                                                              ==============    =============    ==============    ==============


                  Net income (loss) per share (Note 2)        $      (0.00)     $        0.00    $      (0.00)     $       (0.00)
                                                              =============     =============    =============     =============

                  Average number of shares
                  of common stock outstanding                     2,000,000         2,000,000        2,000,000         2,000,000
                                                              =============     =============    =============     =============

                              NIKKY D. CORPORATION
                    STATEMENTS OF RETAINED EARNINGS (DEFICIT)

                                                                 For the six months ended                For the year ended
                                                                   June 30,         June 30,     December 31,      December 31,
                                                                       2000             1999              1999             1998
                                                              -------------     ------------     -------------     ------------
                                                                                  (unaudited)
       Balance, beginning                                     $        (204)    $       1,180    $       1,180     $       4,128

                  Add (deduct) net income (loss)                       (371)              373           (1,384)           (2,948)
                                                              --------------    -------------    --------------    --------------

       Balance, ending                                        $        (575)    $       1,553    $        (204)    $       1,180
                                                              ==============    =============    ==============    =============

         See Accompanying Notes to Financial Statements.

                                                            NIKKY D. CORPORATION
                                                            STATEMENTS OF INCOME

                                                                                                 For the three months ended
                                                                                                      June 30,         June 30,
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                           (unaudited)
       Revenues (note 3)                                                                         $      38,963     $      41,974

       Operating, general and administrative expenses
          Salaries and payroll taxes (note 3)                                                    $      30,604     $      27,936
          Management fees                                                                                6,150             6,173
          Other operating expenses                                                                       3,058             6,732
                                                                                                 -------------     -------------

                             Operating, general and
                  administrative expenses                                                        $      39,812     $      40,842
                                                                                                 -------------     -------------

                  Operating (loss)                                                               $        (849)    $       1,132

       Nonoperating income (expense)
          Interest expense                                                                                   0                 0
                                                                                                 -------------     -------------

                  Net (loss) before income taxes                                                 $        (849)    $       1,132

          Federal and state income taxes                                                                     0                 0
                                                                                                 -------------     -------------

                  Net (loss)                                                                     $        (849)    $       1,132
                                                                                                 ==============    =============


                  Net (loss) per share (Note 2)                                                  $      (0.00)     $        0.00
                                                                                                 =============     =============

                  Average number of shares
                  of common stock outstanding                                                        2,000,000         2,000,000
                                                                                                 =============     =============



         See Accompanying Notes to Financial Statements.

                                                            NIKKY D. CORPORATION
                                                        STATEMENTS OF CASH FLOWS

                                                                 For the six months ended                For the year ended
                                                                   June 30,         June 30,     December 31,      December 31,
                                                                       2000             1999              1999             1998
                                                              -------------     ------------     -------------     ------------
                                                                                    (unaudited)

         Cash Flows From Operating Activities
             Cash received from customers                     $      75,762     $      57,974    $     133,394     $      78,000
             Cash paid to suppliers and vendors                     (76,883)          (58,596)        (135,133)          (81,263)
                                                              --------------    --------------   --------------    --------------

                  Net cash (used in) operating
                     activities                               $      (1,121)    $        (622)   $      (1,739)    $      (3,263)
                                                              --------------    --------------   --------------    --------------

         Cash Flows From Investing Activities
             Advances from related parties                    $           0     $           0    $           0     $           0
             Issuance of common stock                                     0                 0                0                 0
                                                              -------------     -------------    -------------     -------------

                  Net cash (used in) investing
                     activities                               $           0     $           0    $           0     $           0
                                                              -------------     -------------    -------------     -------------

         Cash Flows From Financing Activities
             Proceeds from notes payable                      $           0     $           0    $           0     $           0
             Principal payments on notes payable                          0                 0                0                 0
                                                              -------------     -------------    -------------     -------------

                  Net cash (used in) financing
                     activities                               $           0     $           0    $           0     $           0
                                                              -------------     -------------    -------------     -------------

                  Net (decrease) in cash and
                    cash equivalents                          $      (1,121)    $        (622)   $      (1,739)    $      (3,263)

         Cash and cash equivalents at
             beginning of year                                        2,117             3,856            3,856             7,119
                                                              -------------     -------------    -------------     -------------

         Cash and cash equivalents at end of year             $         996     $       3,234    $       2,117     $       3,856
                                                              =============     =============    =============     =============


         See Accompanying Notes to Financial Statements.

                              NIKKY D. CORPORATION
                            STATEMENTS OF CASH FLOWS

                                                                  For the six months ended               For the year ended
                                                                   June 30,         June 30,     December 31,      December 31,
                                                                       2000             1999              1999             1998
                                                              -------------     ------------     -------------     ------------
                                                                                    (unaudited)
         Reconciliation of Net Loss to Net Cash (Used
             In) Operating Activities

         Net (loss)                                           $        (371)    $         373    $      (1,384)    $      (2,948)
         Adjustments to reconcile net (loss) to cash
             (used in) operating activities :
             Change in assets and liabilities
                (Increase) decrease in prepaid expense               (1,000)             (319)            (159)                0
                Increase (decrease) in accounts payable                 250              (676)            (196)             (315)
                                                              -------------     --------------   --------------    --------------

                  Net cash (used in)
                    operating activities                      $      (1,121)    $        (622)   $      (1,739)    $      (3,263)
                                                              ==============    ==============   ==============    ==============



         See Accompanying Notes to Financial Statements.

                              NIKKY D. CORPORATION
                            STATEMENTS OF CASH FLOWS

                                                                                                  For the three months ended
                                                                                                      June 30,         June 30,
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                          (unaudited)
         Cash Flows From Operating Activities
             Cash received from customers                                                        $      38,963     $      41,974
             Cash paid to suppliers and vendors                                                        (39,562)          (41,002)
                                                                                                 --------------    --------------
                  Net cash (used in) operating
                     activities                                                                  $        (599)    $         972
                                                                                                 --------------    -------------

         Cash Flows From Investing Activities
             Capital expenditures                                                                $           0     $           0
             Issuance of common stock                                                                        0                 0
                                                                                                 -------------     -------------

                  Net cash (used in) investing
                     activities                                                                  $           0     $           0
                                                                                                 -------------     -------------

         Cash Flows From Financing Activities
             Proceeds from notes payable                                                         $           0     $           0
             Principal payments on notes payable                                                             0                 0
                                                                                                 -------------     -------------

                  Net cash (used in) financing
                     Activities                                                                  $           0     $           0
                                                                                                 -------------     -------------

                  Net (decrease) in cash and
                    cash equivalents                                                             $        (599)    $         972

         Cash and cash equivalents at
             beginning of year                                                                           1,595             2,262
                                                                                                 -------------     -------------

         Cash and cash equivalents at end of year                                                $         996     $       3,234
                                                                                                 =============     =============

         See Accompanying Notes to Financial Statements.

                                                            NIKKY D. CORPORATION
                                                         STATEMENT OF CASH FLOWS

                                                                                                  For the three months ended
                                                                                                      June 30,         June 30,
                                                                                                          2000             1999
                                                                                                 -------------     ------------
                                                                                                          (unaudited)
         Reconciliation of Net Loss to Net Cash (Used
             In) Operating Activities

         Net (loss)                                                                              $        (849)    $       1,132
         Adjustments to reconcile net (loss) to cash
             (used in) operating activities :
             Change in assets and liabilities
                (Increase) decrease in accounts receivable                                                   0              (160)
                Increase (decrease) in accounts payable                                                    250                 0
                                                                                                 -------------     -------------

                  Net cash (used in)
                    operating activities                                                         $        (599)    $         972
                                                                                                 ==============    =============

See Accompanying Notes to Financial Statements.

                              NIKKY D. CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


Note 1.  Nature of Business and Significant Accounting Policies

         Nature of business:

         The Company's operations are principally in the business of providing management services to other businesses, primarily in Sun City, Arizona. In 1999, the Company began provided payroll services in addition to the management services.

 A summary of the  Company's  significant  accounting  policies  is as follows:
 -----------------------------------------------------------------------------

         Estimates
         ---------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Interim Financial Statements
         ----------------------------
         The financial statements for the three months and six months ended June 30, 1999 and the three months ended June 30, 2000 are unaudited and should be read in conjunction with the Company's annual financial statements for the years ended December 31, 1999 and 1998 and the six months ended June 30, 2000. Such interim statements have been prepared in conformity with the rules and regulations of the Securities and Exchange Commission. Certain disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations pertaining to interim financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation have been included. The results of operations of any interim period are not necessarily indicative of the results of operations for the full year.

         Cash Equivalents
         ----------------
         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents as of June 30, 2000, December 31, 1999, and December 31, 1998.

         Revenue Recognition
         -------------------
         The Company reports income and expenses on the accrual method of accounting whereby income is recorded when it is earned and expenses are recorded when they are incurred. Revenue from management fees is recognized as billed by the Company, based upon the management contracts.

                              NIKKY D. CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

Note 1.     Nature of Business and Significant Accounting Policies (continued)

         Deferred Income taxes
         ---------------------
         The Company records income and computes certain deductions for income tax purposes on a basis different from that used for financial reporting. For income tax purposes the Company prepares it's income tax returns on the cash method of accounting under which revenues are recognized when received and costs are recognized when they are paid. Accordingly, the deferred income taxes related to the timing difference have been recorded.

         Due to the inherent uncertainty in forecasts of future events and operating results, the Company has provided for a valuation allowance in an amount equal to gross deferred tax assets resulting in no net deferred tax assets at June 30, 2000, December 31, 1999, and 1998.

Note 2.  Stockholders' Equity

         Common stock
         ------------
         The Secretary of State in Arizona has given the Company the authority to issue 50,000,000 shares of $0.001 par value common stock. On June 17, 1994, the Company issued 2,000,000 shares of $0.001 par value common stock to its shareholders for $2,000.

         The Company has not authorized any preferred stock.

         Net loss per common share
         -------------------------
         Net loss per share is calculated in accordance with SFAS No. 128, "Earnings Per Share." The weighted-average number of common shares outstanding during each period is used to compute basic loss per share. Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding. Dilutive potential common shares are additional common shares assumed to be exercised.

         Basic net loss per common share is based on the weighted average number of shares of common stock outstanding of 2,000,000 during 2000, 1999, and 1998. The Company had no dilutive potential common shares at June 30, 2000 and at December 31, 1999 and 1998.

Note 3.  Related Parties and Major Customer

         The Company has an agreement with Fernando's Mobil Station, a company affiliated through common ownership, to provided managerial and payroll services. Fernando's Mobil Station is a partnership. Each of the 50% partners of Fernando's Mobil Station owned 15% of Nikky D Corporation. The minimum monthly management fee required is $8,200. Included in revenue at June 30, 2000, December 31, 1999 and 1998, is $75,762,
         $133,394, and $78,000, respectively, related to these agreements.

                              NIKKY D. CORPORATION
                          NOTES TO FINANCIAL STATEMENTS


Note 3.       Related Parties and Major Customer (continued)

         Included in general and administrative expenses for the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 are salaries and management fees paid to the officer-stockholders of the Company totaling $23,650, $64,692, and $51,179, respectively.

         Subsequent to the balance sheet dates, the Company entered into an agreement with Multinet International, Inc., a company affiliated through common ownership, to be acquired by Multinet International, Inc. Common ownership was through a single shareholder that owned 15% of Nikky D Corporation and 3.5% of Multinet at the time of acquisition. The shareholder owns 8.7% of the combined entity.

         There were no related party transactions with Multinet International Corporation, Inc. during the audit periods.

Note 4.       Income Tax Matters

         The provision for the income tax expense at June 30, 2000 and at December 31, 1999 and 1998 is as follows:

                                                                June 30,        December 31      December 31
                                                                   2000         1999             1998
                                                              -------------     -------------    -------------
                Federal income taxes payable                  $           0     $           0    $         441
                State income taxes payable                                0                 0              235
                                                              -------------     -------------    -------------


                Federal and state income tax expense          $           0     $           0    $         676
                                                              =============     =============    =============

Note 5.       Concentration of Risk

         Predominantly  all of the Company's  revenues are  generated  through a
         management   agreement  with  Fernando's  Mobil  Station,   a  company
         affiliated through common ownership.

Note 6.       Subsequent Events

         On June 15, 2000, the Company signed a definitive agreement with Multinet International, Inc., a company affiliated through common ownership as described in Note 3. This agreement, effective July 1, 2000, allows the Company to be acquired by Multinet International, Inc.

         The business plan encompasses the operations of Nikky D. Corporation, together with a private placement or business merger of a larger operating enterprise, to ultimately increase its volume and revenue base.

EXHIBIT 2.1

ACQUISITION AGREEMENT

Agreement dated as of June 15, 2000 between Multinet International Corporation, Inc., a Nevada corporation ("Buyer") in behalf of its shareholders, and Nikky D. Corporation, an Arizona corporation ("Seller")on behalf of its shareholders.

The parties wish to provide for Sellers' sale of the Shares to Buyer and Buyer's purchase of the Shares from the Seller on the terms and conditions of this Agreement.

The parties agree as follows:

1.  The Acquisition.

1.1 Purchase and Sale Subject to the terms and conditions of this Agreement, at the closing to be held as provided in Section 2, Seller shall exchange the Shares to Buyer, and Buyer shall exchange the Shares from Seller, free and clear of all Encumbrances.

1.2 Purchase Price. Purchaser will exchange 2,000,000 shares of its common stock for each share representing all of the issued and outstanding original capital stock of ownership interest of Nikky D. Corporation. It is anticipated that this transaction is a non-taxable share exchange under Rule 368 of the Internal Revenue Code.

2.  The Closing.

2.1 Place and Time. The closing of the Exchange of the Shares (the "Closing") shall take place at the offices of Mulitnet International, Inc. 8100 West Sahara Avenue, Suite 200, 2nd Floor, Las Vegas, NV 98117 no later than the close of business (Las Vegas time) on 7/1/00, or at such other place, date and time as the parties may agree in writing.

2.1 Deliveries by Seller. At the Closing, Seller shall deliver the following to Buyer:

(a) Certificates representing the Shares, duly for transfer to Buyer and accompanied by and applicable stock transfer tax stamps; Seller shall cause Multinet International, Inc. to change those certificates for and to deliver to Seller at the Closing, certificates representing the Shares registered in the names of Sellers (without any legend or other reference to any Encumbrance ).

(b)      The document contemplated by Section 3.

(c) All other documents, instruments and writings required by this Agreement to be delivered by Seller at the Closing and any other documents or records relating to Nikky D. Corporation, business reasonably requested by Buyer in connection with this Agreement.

2.2 Deliveries by Buyer. At the Closing, Buyer shall deliver the following to the Seller:

(a)      The shares as contemplated by section 1.

(b)      The documents contemplated by section 4.

(c) All other documents, instruments and writings required by this Agreement to be delivered by Buyer at the Closing.

(d)      A legal opinion certifying the Buyer representatives and warranties.

3.       Conditions to Buyer's Obligations

The obligations of Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which nay be waived by Buyer:

3.1      Representations, Warranties and Agreements.

(a) The representations and warranties of Seller set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) Seller shall have performed and compiled in all material respects with the agreements contained in this Agreement required to be performed and compiled with by it at or prior to the Closing and (c) Buyer shall have received certificates to that effect signed by authorized representatives of Seller.

3.2 Officers of Directors. All directors of Nikky D. Corporation, and its Subsidiaries Officer and Directors shall remain the same and report to Multinet Board of Directors every sixty days.

4.       Conditions to Seller's Obligations.

     The obligations of Seller to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Seller:

4.1      Representations, Warranties and Agreements

(a) The representations and warranties of Buyer set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) Buyer shall have performed and compiled in all material respects with the agreements contained in this Agreement required to be performed and compiled with by it prior to or at the Closing and (c) Seller shall have received a certificate to that effect signed by an officer of Buyer.

5.  Representations and Warranties of Seller

     Seller represents and warrants to Buyer that, to the Knowledge of Seller (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

5.1 Organization of Seller. Authorization. Seller is a corporation duly organized, validly existing and in good standing under the laws of Arizona with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Seller and this Agreement constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

5.2 Conflict as to Seller. Neither the execution and delivery of this Agreement nor the performance of Buyer's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Seller or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Seller.

5.3 Ownership of Share. The exchange of certificates to Buyer and the exchange to Seller will result in Buyer's immediate acquisition of record and beneficial ownership, Nikky D. Corporation, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Nikky D. Corporation.

5.4 Title to Properties. Either Nikky D. Corporation or one of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible ), including, without limitation, all the material properties and assets reflected in the Balance sheet ( except for property sold since the date ofthe Balance sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Nikky D. Corporation, or any of its Subsidiaries since the date of the Balance Sheet.

5.5 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Nikky
D. Corporation or its Subsidiaries are, in all respects material to the Business or financial condition of Nikky D. Corporation, and its Subsidiaries, taken as a whole, in food operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

5.6      Absence  of  Certain  Changes.   Since the date of the Balance Sheet,
neither Nikky D. Corporation, nor any of its Subsidiaries has:

(a) Suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Nikky D. Corporation, and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

(b) Made any change or amendment in its certificate of incorporation or by-laws or other governing instruments;

(c) Issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

(d) Paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other that in the ordinary course of business;

(e) Prepaid any material obligation having a maturity of more that 90 day from the date such obligation was issued or incurred;

(f) Cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

5.7 No Material Adverse Change. Since the date of the Valance Sheet, there has not been any material adverse change in the business or financial condition of Nikky D. Corporation and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.


5.8 Broker or Finders. Seller has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the exchange of the Shares to Buyer.


5.9 Transactions with Directors and Officers. Nikky D. Corporation and its Subsidiaries do not engage in business with any Person (other than Seller) in which any of Nikky D. Corporation, directors or officers has a material equity interest. No director or officer of Nikky D. Corporation, owns any property, asset or tights which is material to the business of Nikky D. Corporation and its Subsidiaries, taken as a whole.

6.       Representations and Warranties of Buyer.

Buyer represents and warrants to Seller as follows:

6.1 Organization of Buyer. Authorization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Buyer and this Agreement constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.


6.2 Broker or Finders. Buyer has not employed any broker or finder or incurred any liability for any brokerage or finders fees or commissions or similar payments in connection with any of the transactions contemplated hereby.


6.3 Acquisition of Shares. Buyer is exchanging shares with the Seller solely for the purpose of the Acquisition of Nikky D. Corporation, therefore to comply with all and any applicable securities law.


6.4 Conflict as to Buyer. Neither the execution and delivery of this Agreement nor the performance of Buyer's obligations hereunder will ( a ) violate any provision of the certificate of incorporation or by-laws of Buyer or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Buyer.

6.5 Buyer is a proposed  publicly traded  company,  which will trade on the OTC:
BB, Buyer will properly filed all documentation with the SEC and will file all proper papers on the completion of this acquisition with the NASD or other applicable bodies necessary to become and remain a publicly traded company.


6.6 There are no pending or threatened legal or regulatory claims, demands or liabilities of any kind or nature against buyers of its assets.


6.7 Buyer has filed all federal, state and local income or other tax returns as required by law; and has paid all taxes, which are due, and has no tax delinquencies of any kind.


6.8 There are currently 2,431,000 shares issued and outstanding in Buyer. The shares, when issued were properly distributed under applicable securities laws, and Buyer has taken no action to cause said stock to lose its free trading status. There are no warrants, option agreements or pending subscription agreements whereby Buyer is obligated to issue any additional stock to any person.


6.9 Upon closing, Buyer by virtue of their stock ownership, and there are no shareholder rights or agreements, or other legal impediments to the transfer of management control of Buyers.

7.       Access and Reporting; Filings with Governmental Authorities.

7.1 Access. Between the date of this Agreement and Closing date, Seller shall, and shall cause Nikky D. Corporation, to, (a) give Buyer and its authorized representatives reasonable access to all plants, offices, warehouses and other facilities and properties of Nikky D. Corporation, ad it Subsidiaries and to the books and record of Nikky D. Corporation, and its Subsidiaries, (b) permit Buyer to make inspections thereof, and (c) cause its officers and its advisors to furnish Buyer with such financial and operating data and other information with respect to the business and properties of Nikky D. Corporation, and its Subsidiaries and to discuss with Buyer and its authorized representatives the affairs of Nikky D. Corporation. Nikky D. Corporation and its Subsidiaries all as Buyer may from time to time reasonably requests.


7.2 Exclusivity. From the date hereof until the earliest of the Closing or the termination of this Agreement, Seller shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by, Nikky D. Corporation, except for the acquisition of the Shares by Buyer.


7.3 Publicity. Between the date of this Agreement and the Closing Date. Seller and Buyer shall cause Mulitnet International Corporation, Inc. to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement ( including any general announcement to employees) concerning the contemplated transaction.


7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) Buyer shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or to use ( except in connection with the transactions contemplated hereby ) all nonpublic information obtained by Buyer pursuant to Section 7.1. Following the Closing, Seller shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to Multinet International corporation, Inc. and its Subsidiaries. This Section 7.2 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, Buyer shall return to Seller, or destroy, all information it shall have received from Seller of Nikky D. Corporation in connection with this Agreement and the transactions contemplated hereby together with any copies or summaries thereof or extracts thereof. Seller and Buyer shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.2 to comply with the provisions of this Section 7.3.

8.    Conduct of Nikky D. Corporation, Business Prior to the Closing.

8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing date, Seller shall cause Nikky D. Corporation, and its subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.2 Business Organization. Between the date of this Agreement and the Closing Date, Seller shall use its reasonable efforts, and shall cause Nikky D. Corporation, and each of its Subsidiaries to use its respective reasonable efforts to ( a ) preserve substantially intact the business organization of Nikky D. Corporation, and each of its Subsidiaries and keep available the services of the present officers and employees of Nikky D. Corporation, and each of its Subsidiaries and (b) preserve in all material respects the present business relationships and good will of Nikky D. Corporation and each of its Subsidiaries.

8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, neither Buyer or Seller shall not cause or permit any amendment of the certificate of incorporation of by-laws (or other governing instrument) of Nikky
D. Corporation, or any of its subsidiaries and shall cause Nikky D. Corporation and each of its subsidiaries not to:

(a) issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities.

(b) Sell or otherwise dispose of any Equity Securities of Nikky D. Corporation or any of its subsidiaries, or create or suffer to be created any Encumbrances thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Nikky D. Corporation, or any of its subsidiaries;

(c) Reclassify,  split-up  or  otherwise change any of its Equity Securities;

(d) Be  party  to  any  merger,  consolidation or other business combination;

(e) Sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights ), in an amount which is material to the business or financial condition of Nikky D. Corporation, and its subsidiaries taken as a whole, except in the ordinary course of business.

9.       Survival of Representations and Warranties; Indemnification.

9.1 Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing except for those contained in Sections 5.1, 5.2, 5.3 (only as to Seller), 5.10, 6.1, 6.2, 6.3, 6.4 (the Surviving Representations and Warranties).

9.2 Indemnification by Seller. Seller shall indemnify and hold harmless Buyer and shall reimburse Buyer for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Seller in this Agreement or (b) any failure by Seller to perform or comply with any agreement in this Agreement.

9.3 Indemnification by Buyer. Buyer shall indemnify and hold Seller, and shall reimburse Seller for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Buyer in this Agreement (b) any failure to perform or comply with any agreement required to have been performed or compiled with prior to Closing Date.

10.      Termination.

 Termination. This Agreement may be terminated before the Closing occurs only as follows:

( a )             By  written  agreement  of  Seller  and  Buyer  at  any  time.

(b) By Seller, by notice to Buyer at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1 ) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

(c) By Buyer, by notice to Seller at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time of Closing (as it may be deferred pursuant to Section 2.1). would otherwise occur of if satisfaction of such a condition is or becomes impossible.

(d)      By  Buyer or Seller, by notice to the other at any time after 6-15-00.

11.      Effect of Termination

If this Agreement is terminated pursuant to Section 10(a), this Agreement shall terminate without any liability or further obligation of any party to another.

12.      Notices.

     All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail return receipt requested, or
(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth blow (or to such addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

(a)      If to Buyer:

Multinet International Corporation, Inc.
8100 West Sahara Ave Suite 200
Las Vegas, NV 89117
Phone #702-966-0600
Attention:

(b)      If to Seller:

Nikky D. Corporation

13.      Miscellaneous

13.1 Expenses. Each party shall bear its own expenses incident to the preparation negotiation execution and delivery of this Agreement and the performance of its obligations hereunder.

13.2  Captions.   The  captions  in  this Agreement are for convenience of
reference only and shall not be given any effect in the interpretation of this agreement.

13.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing

13.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated really.

13.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which shall constitute the same instrument.

13.6 Governing Law.   This  Agreement and (unless otherwise provided) all
amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

13.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Buyer may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of Seller, provided that, after the Closing, no consent of Seller shall be needed in connection with any merger or consolidation of Buyer with or into another entity.



Multinet International Corporation, Inc.
By: /s/ SHERRI KRESSER
          --------------
        SHERRI KRESSER

Nikky D. Corporation
By:/s/  JOSE F. GARCIA
          --------------
          JOSE F. GARCIA

EXHIBIT 16.1

ACKNOWLEDGEMENT OF CHANGE IN ACCOUNTANTS FOR MULTINET
INTERNATIONAL CORPORATION, INC.

Date: November 18, 2000

As the former independent auditor for Multinet International Corporation, Inc., I, Kurt Saliger, agree with all statements made in the Form 8K/A filed November, 2000, concerning a change in accountants and all relevant disclosures, upon review of such statements. Because of my busy travel schedule, I was unavailable at times to fulfill the company's request for accounting issues. The decision to change accountants was approved by the Board. The severing of the business relationship was completely amicable, and there were no disagreements with Multinet International Corporation, Inc. If you have any questions, please contact me at (702) 367-1988.

Sincerely,

/s/ KURT SALIGER
    ------------
    KURT SALIGER
    CERTIFIED PUBLIC ACCOUNTANT
    5000 West Oakey, A-4
    Las Vegas, NV 89146

EXHIBIT 99.1

MATERIAL CONTRACT


                                    AGREEMENT

   AGREEMENT dated September 1, 1994 by and between Fernando's Mobile Station, hereinafter referred to as "FMS," and Nikky D. Corporation, hereinafter referred to as "NDC."

WHEREAS:    FMS  is  desirous  of hiring NDC to provide consulting services, a
Services  Station  General  Manager,  and  a  Service  Station  Manager.

     1. FMS RESPONSIBILITY: FMS will provide NDC a minimum of $8,200 per month and reimbursement of any other expenses paid by NDC on behalf of FMS.

     2. NDC RESPONSIBILITY: NDC will provide FMS with a Service Station General Manager, and a Service Station Manager, and consulting services.

     3. TERM OF AGREEMENT: The term of this agreement is perpetual until such time as both parties agree, in writing to terminate it.

     4. CONFIDENTIALITY: NDC agrees that NDC will not divulge or make known to any person, or entity any matters of a confidential nature pertaining to FMS' business.

     5. GOVERNING LAW: This Agreement shall be governed by and construed under the internal laws and judicial decisions of the State of Arizona applicable to contracts wholly performed therein.

     6. ATTORNEY'S FEES: If any litigation is commenced in connection with this Agreement, The prevailing party shall be entitled to recover attorney's fees and costs.

     7. ADDITIONAL DOCUMENTS: NDC agrees to duly execute, acknowledge and deliver to FMS any and all agreement and/or other documents necessary to expedient, in FMS' judgment, to carry our and effectuate the purposes and intent of this Agreement.


AGREED:


/s/  JOSE F. GARCIA
     --------------
     JOSE F. GARCIA
     FERNANDO'S MOBIL STATION

/s/  JOSE F. GARCIA
     --------------
     JOSE F. GARCIA
     PRESIDENT, NIKKY D. CORPORATION